Exhibit 10.4

WARRANT PURCHASE AGREEMENT

THIS WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of May 20, 2016, by and between Turning Point Brands, Inc., a Delaware corporation (“TPB”), and each holder of Warrants (as defined below) listed on the signature pages hereto (each, a “Holder” and collectively, the “Holders”).

W I T N E S S E T H:

WHEREAS, the Holders own warrants (the “Warrants”) to purchase common units (the “Common Units”) of Intrepid Brands, LLC, a Delaware limited liability company and indirect subsidiary of TPB (“Intrepid”) pursuant to that certain Note and Warrant Purchase Agreement, dated as of January 13, 2014, by and among the Holders and Standard General Master Fund L.P.; and

WHEREAS, TPB has effected an initial public offering of its common stock (the “IPO”) pursuant to a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission (the “S-1”); and

WHEREAS, TPB wishes to purchase the Warrants from the Holders and the Holders wish to sell the Warrants to TPB, for the consideration and upon the terms and conditions set forth herein (the ”Warrant Purchase”); and

WHEREAS, in accordance with Section 7.1 of that certain Warrant Agreement, dated as of January 21, 2014, by and among Intrepid and the holders of warrants thereunder (the “Warrant Agreement”), the board of managers of Intrepid has granted its prior written approval to the transfer of Warrants contemplated hereby.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties intending to be legally bound, do hereby agree as follows:

1.                Warrant Purchase. Substantially simultaneously with the Closing (as defined below), each Holder shall irrevocably sell, transfer, convey, assign and deliver to TPB, and TPB shall purchase and accept from such Holder, all of such Holder’s right, title and interest in and to the Warrant set forth opposite such Holder’s name on Schedule 1 for the aggregate cash purchase price set forth opposite such Holder’s name on Schedule 1 (such purchase price being equal to $0.50 per Common Unit subject to such Warrant and the amount payable pursuant to Schedule 1 to any Holder in respect of such Holder’s Warrant is referred to herein as such Holder’s “Purchase Price”).

2.                Closing. The closing of the Warrant Purchase shall occur substantially simultaneously with the execution and delivery of this Agreement (the “Closing”) at the offices of Milbank, Tweed, Hadley & McCloy LLP, 28 Liberty Street, New York, New York 10005. At the Closing, TPB shall pay to each Holder such Holder’s Purchase Price by wire transfer of immediately available funds to the account designated in writing by such Holder to TPB prior to the Closing, and such Holder shall deliver to TPB at the Closing the certificate or certificates representing such Warrants together with an instrument of transfer (substantially in the form attached to the Warrant Agreement) duly endorsed in blank.

3.                Representations and Warranties.

3.1              Representations and Warranties of Each Party. Each of TPB, on the one hand, and each of the Holders severally and not jointly, with respect to only itself, on the other hand, hereby represents and warrants to the other party that:

(i)         such party has all necessary power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transaction contemplated hereby;

(ii)        this Agreement has been duly and validly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party enforceable against such party in accordance with its terms;

(iii)       the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby do not and will not (A) conflict with or violate any United States or non-United States statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or other order applicable to such party, (B) other than the prior written consent of the board of managers of Intrepid to the transactions contemplated hereby, require any consent, approval or authorization of, declaration, filing or registration with, or notice to, any person or entity, (C) result in the creation of any encumbrance on any Warrants or (D) if such party is not a natural person, conflict with or result in a breach of or constitute a default under any provision of such party’s governing documents; and

(iv)       as of the date hereof, no material litigation, action or proceeding by or against such party is pending, or to the knowledge of such party threatened in writing, which would affect the legality, validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby.

3.2              Representations and Warranties of each Holder. Each Holder hereby represents and warrants to TPB that it owns beneficially and exclusively of record and has good, valid and marketable title to the Warrant set forth opposite such Holder’s name on Schedule 1 free and clear of any security interest, lien, claim, pledge, proxy, option, right of first refusal, agreement, voting restriction, limitation on disposition, charge, adverse claim of ownership or use or other encumbrance of any kind and has the full right, power and authority to sell, transfer and deliver such Warrant, and such Holder does not own, directly or indirectly, any warrants to purchase common units of Intrepid other than such Warrant.

4.                Miscellaneous.

4.1              General Release. In consideration of such Holder’s Purchase Price, each Holder, on behalf of himself or herself and each of his or her successors, executors, representatives, agents, estate, heirs, legatees, devisees, beneficiaries and assigns, hereby forever releases, remises, acquits, satisfies, and discharges TPB (and any successor thereto) and its affiliates, and the respective directors, officers, employees, partners, agents, advisors and representatives thereof, and the respective successors and assigns of the foregoing (each, a “Releasee”), from any and all manner of actions, claims, causes of action, suits, debts, dues, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, and demands whatsoever, in law or in equity (collectively, “Claims”), which the undersigned ever had, now has, or which any successor or assign of the undersigned hereafter can, shall or may have, against any Releasee, for, upon or by reason of any matter, cause or thing whatsoever, known or unknown, directly or indirectly, from the beginning of the world to the Closing, without limitation, Claims arising out of or related to any (i) breach or alleged breach of fiduciary duty and claims in tort, and (ii) the Warrants and the Warrant Agreement; except for (x) the right to receive such Holder’s Purchase Price under this Agreement and (y) any Claims arising out of or relating to any actual fraud of a Releasee.

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4.2              Further Assurances. TPB and each Holder will take such actions as may be reasonably required or desirable to carry out the provisions of this Agreement.

4.3              Successors and Assigns. This Agreement and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of TPB and the successors and permitted assigns of each Holder. Such successors and/or permitted assigns of each Holder shall be deemed to be a Holder for all purposes hereunder.

4.4              Governing Law; Jurisdiction; No Trial by Jury. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the State of New York’s conflict of law principles to the extent such principles are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims or causes of action (whether in contract, tort or otherwise) in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.4.

4.5              Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by telecopy or e-mail or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at their addresses as specified on the signature pages of this Agreement.

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4.6              Amendments and Waivers. Except as otherwise provided herein, this Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by TPB or any Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

4.7              No Third-Party Beneficiaries. This Agreement is for the sole benefit of TPB and the Holders and their respective successors and, in the case of each Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement.

4.8              Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

4.9              Headings. The headings contained in this Agreement are for purposes of convenience only and shall not affect the meaning or interpretation of this Agreement.

4.10            Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

4.11            Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

TURNING POINT BRANDS, INC.

By:	/s/ Mark Stegeman
	Name:	Mark Stegeman
	Title:	Senior Vice President and Chief Financial Officer

Address for notice:

Turning Point Brands, Inc.
5201 Interchange Way
Louisville, Kentucky 40229
Attention:	James Dobbins
Telephone:	(502) 778-4421
Email:	jdobbins@natcinc.net

[Signature Page to Warrant Purchase Agreement]

SUMMIT PARTNERS CREDIT FUND, L.P.

By:	Summit Partners Credit GP, L.P., its general partner
By:	Summit Partners Credit GP, LLC, its general partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

Address for notice:

Summit Partners Credit Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116
Attention:	Adam Britt and Jack Le Roy
Telephone:	617-598-4805
Facsimile:	617-598-4905

[Signature Page to Warrant Purchase Agreement]

SUMMIT PARTNERS CREDIT FUND A-1, L.P.

By:	Summit Partners Credit A-1 GP, L.P., its general partner
By:	Summit Partners Credit A-1 GP, LLC, its general partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

Address for notice:

Summit Partners Credit Fund A-1, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116
Attention:	Adam Britt and Jack Le Roy
Telephone:	617-598-4805
Facsimile:	617-598-4905

[Signature Page to Warrant Purchase Agreement]

SUMMIT PARTNERS CREDIT OFFSHORE INTERMEDIATE FUND, L.P.

By:	Summit Partners Credit GP, L.P., its general partner
By:	Summit Partners Credit GP, LLC, its general partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

Address for notice:

Summit Partners Credit Offshore Intermediate Fund, L.P.
222 Berkeley Street, 17th Floor
Boston, MA 02116
Attention:	Adam Britt and Jack Le Roy
Telephone:	617-598-4805
Facsimile:	617-598-4905

[Signature Page to Warrant Purchase Agreement]

SUMMIT INVESTORS I, LLC

By:	Summit Investors Management, LLC, its manager
By:	Summit Partners L.P., its manager
By:	Summit Master Company, LLC., its general partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

Address for notice:

Summit Investors I, LLC
222 Berkeley Street, 17th Floor
Boston, MA 02116
Attention:	Adam Britt and Jack Le Roy
Telephone:	617-598-4805
Facsimile:	617-598-4905

[Signature Page to Warrant Purchase Agreement]

SUMMIT INVESTORS I (UK), LP

By:	Summit Investors Management, LLC, its general partner
By:	Summit Partners L.P., its manager
By:	Summit Master Company, LLC., its general partner

By:	/s/ James Freeland
	Name:	James Freeland
	Title:	Authorized Signatory

Address for notice:

Summit Investors I (UK), LP
222 Berkeley Street, 17th Floor
Boston, MA 02116
Attention:	Adam Britt and Jack Le Roy
Telephone:	617-598-4805
Facsimile:	617-598-4905

[Signature Page to Warrant Purchase Agreement]

Schedule 1
Holder	Number of Common Units subject to Warrant	Holder’s Purchase Price ($0.50 per Common Unit subject to Warrant)
Summit Partners Credit Fund, L.P.	909,383.84	$454,691.92
Summit Partners Credit Fund A-1, L.P.	396,845.53	$198,422.77
Summit Partners Credit Offshore Intermediate Fund, L.P.	64,732.22	$32,366.11
Summit Investors I, LLC	3,313.11	$1,656.56
Summit Investors I (UK), LP	725.30	$362.65